UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2010

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1515 Arapahoe Street, Tower 2, Suite 700, Denver CO 80202
(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    Entry into a Material Agreement.

On October 19, 2010, MarkWest Energy Partners, L.P. (the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”), among the Partnership, its wholly-owned subsidiary MarkWest Energy Finance Corporation (“Finance Corp.” and, together with the Partnership, the “Issuers”), certain subsidiary guarantors named therein (the “Guarantors” and, together with the Issuers, the “MarkWest Entities”) and Wells Fargo Securities, LLC, Banc of America Securities LLC, Barclays Capital Inc., Morgan Stanley & Co. Incorporated and RBC Capital Markets Corporation, as representatives of the underwriters (the “Underwriters”),with respect to the issuance and sale in an underwritten public offering (the “Offering”) of $500,000,000 in aggregate principal amount of the Issuers’ 6 ¾% senior unsecured notes due 2020 (the “Notes”).  The Notes to be sold in the Offering were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (File No. 333-164323).  The closing of the Offering is expected to occur on November 2, 2010.

The Underwriting Agreement contains customary representations, warranties and agreements by the MarkWest Entities to the Underwriters for certain liabilities under the Securities Act.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing description is a brief summary of the Underwriting Agreement and does not purport to be a complete statement of the parties’ rights and obligations under the Underwriting Agreement. The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.01.    Regulation FD Disclosure

On October 18, 2010, the Partnership issued a press release announcing tender offers and consent solicitations for its outstanding 6.875% senior notes due 2014. A copy of the press release is furnished as Exhibit 99.1 hereto.

On October 18, 2010, the Partnership issued a press release announcing the Offering. A copy of the press release is furnished as Exhibit 99.2 hereto.

On October 19, 2010, the Partnership issued a press release announcing pricing of the Notes. A copy of the press release is furnished as Exhibit 99.3 hereto.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description of Exhibit
1.1

Underwriting Agreement, dated as of October 19, 2010, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Securities, LLC, Banc of America Securities LLC, Barclays Capital Inc., Morgan Stanley & Co. Incorporated, and RBC Capital Markets Corporation, as representatives to the underwriters.

99.1	Press release dated October 18, 2010, announcing tender offers and consent solicitations.
99.2	Press release dated October 18, 2010, announcing public offering of notes.
99.3	Press release dated October 19, 2010, announcing pricing of notes.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: October 22, 2010	By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President and Chief Financial Officer